UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

______________________________

Date of report (Date of earliest event reported): January 31, 2005

Westborough Financial Services, inc.
(Exact name of registrant as specified in its charter)

Massachusetts	000-27997	04-3504121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 E. Main Street, Westborough, MA 01581
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (508) 366-4111

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02	Results of Operations and Financial Condition.

On January 31, 2005, Westborough Financial Services, Inc. (the "Company") announced its earnings for the first quarter of the 2005 fiscal year. A copy of the press release dated January 31, 2005, describing first quarter earnings, is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(c)	The following exhibit is furnished with this report:

	Exhibit No.	Description

	99.1	Press release issued by the Company on January 31, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTBOROUGH FINANCIAL SERVICES, INC.

	By:	/s/ John L. Casagrande

	Name:	John L. Casagrande
	Title:	Senior Vice President and Treasurer

Date: February 1, 2005

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by the Company on January 31, 2005.

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